Income Taxes - Additional Information (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Operating loss carryforwards	$ 173,515
Operating loss carryforwards, not subject to expiration	122,212
Operating loss carryforwards, subject to expiration	51,303
Unrecognized tax benefits including interest and penalties	24,347	$ 20,669
Unrecognized tax benefits that would impact effective tax rate	18,286	$ 14,760
Undistributed earnings of foreign subsidiaries	$ 900,000